Capital Management	12 Months Ended
Dec. 31, 2020
Capital Management [Abstract]
Capital Management	Capital Management
The capital we manage is the total of equity and debt on our balance sheet. Our capital management objectives are to maintain access to the capital we require to operate and grow our business while minimizing the cost of such capital and providing for returns to our investors. Our financial policies are to maintain, on average over time, a target debt-to-EBITDA ratio of approximately 2.0x. This ratio is expected to vary from its target level from time to time, reflecting commodity price cycles and corporate activity, including the development of major projects. We may also review and amend such policy targets from time to time. We maintain two committed revolving facilities in amounts of US$4.0 billion and US$1.0 billion. As at December 31, 2020, US$262 million was outstanding on our US$4.0 billion revolving credit facility and the US$1.0 billion facility was undrawn. These facilities include a financial covenant that requires us to maintain a net debt-to-capitalization ratio that does not exceed 0.60 to 1.0 (Note 19(d)).

As at December 31, 2020, our debt-to-adjusted EBITDA ratio was 2.7 (2019 – 1.1) and our net debt-to-capitalization ratio was 0.24 to 1.0 (2019 – 0.15 to 1.0). We manage the risk of not meeting our financial targets through the issuance and repayment of debt, our distribution policy, the issuance of equity capital, asset sales as well as through the ongoing management of operations, investments and capital expenditures.